                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY

                                  FOR TENDER OF
                     10 1/8% SENIOR NOTES DUE 2007, SERIES A
                                 IN EXCHANGE FOR
                     10 1/8% SENIOR NOTES DUE 2007, SERIES B
                                       OF

                               WALBRO CORPORATION
               Pursuant to the Prospectus dated ____________, 1998

                  The Exchange Agent for the Exchange Offer is:

                              BANKERS TRUST COMPANY

           By Mail:                    By Overnight or Courier:                   By Hand:
  BT Services Tennessee, Inc.        BT Services Tennessee, Inc.            Bankers Trust Company
      Reorganization Unit           Corporate Trust & Agency Group     Corporate Trust & Agency Group
        P.O. Box 292737                  Reorganization Unit           Attn: Reorganization Department
Nashville, Tennessee 37229-2737        648 Grassmere Park Road            Receipt & Delivery Window
                                      Nashville, Tennessee 37211      123 Washington Street, 1st Floor
                                                                           New York, New York 10006

Facsimile Transmission Number:         Confirm by Telephone:                       Information:
        (615) 835-3701                    (615) 835-3572                         (800) 735-7777



         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

         As set forth in the Prospectus dated ____________, 1998 (as it may be supplemented and amended from time to time, the "Prospectus") of Walbro Corporation (the "Company") under the caption "The Exchange Offer -- Guaranteed Delivery Procedures," and in the Instructions to the related Letter of Transmittal (the "Letter of Transmittal"), this form, or one substantially equivalent hereto, or an Agent's Message relating to the guaranteed delivery procedures, must be used to accept the Company's offer (the "Exchange Offer") to exchange any and all of its outstanding 10 1/8% Senior Notes due 2007, Series A (the "Old Notes"), for new 10 1/8% Senior Notes due 2007, Series B (the "Exchange Notes"), if time will not permit the Letter of Transmittal, certificates representing such Old Notes and other required documents to reach the Exchange Agent, or the procedures for book-entry transfer cannot be completed, on or prior to the Expiration Date (as defined herein).

         This form must be delivered by an Eligible Institution (as defined herein) by mail or hand delivery or transmitted via facsimile to the Exchange Agent as set forth above. If a signature on the Letter of Transmittal is required to be guaranteed by a Medallion Signature Guarantor (as defined in the Letter of Transmittal) under the instructions thereto, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal. This form is not to be used to guarantee signatures.

         Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.
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THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON ____________, 1998, UNLESS EXTENDED ("THE EXPIRATION DATE").
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






Ladies and Gentlemen:

         The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal (receipt of which is hereby acknowledged), the principal amount of the Old Notes specified below pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures" and in Instruction 2 to the Letter of Transmittal. The undersigned hereby authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to the Company with respect to the Notes tendered pursuant to the Exchange Offer.

         The undersigned understands that the Old Notes will be exchanged only after timely receipt by the Exchange Agent of (i) the Old Notes or a Book-Entry Confirmation, and (ii) a Letter of Transmittal (or a manually signed facsimile thereof), including by means of an Agent's Message, of the transfer of the Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility, with respect to the Old Notes, properly completed and duly executed, with any signature guarantees and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the execution hereof. The undersigned also understands that the method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent.

         The undersigned understands that tenders of the Old Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. The undersigned also understands that tenders of the Old Notes may be withdrawn at any time prior to the Expiration Date.

         All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

         All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.





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



                            PLEASE SIGN AND COMPLETE

--------------------------------------------------------------------------------------------------------------
Signature(s) of Registered Holder(s) or                 Date:
Authorized Signatory:                                        ---------------------------------------
                     ---------------------------        Address:
                                                                ------------------------------------
------------------------------------------------
                                                         -------------------------------------------
------------------------------------------------
                                                         Area Code and Telephone No.
                                                                                    ----------------
Name(s) of Registered Holder(s):
                                ----------------         If the Old Notes will be delivered by book-entry
                                                         transfer, check book-entry transfer facility below:
------------------------------------------------
                                                         [ ]   The Depository Trust Company
------------------------------------------------
Principal Amount of the Old Notes
Tendered:
         ---------------------------------------

------------------------------------------------

                                                         Depository
Certificate No.(s) of the Old Notes                      Account No.
(if available)                                                      --------------------------------------
              ----------------------------------
--------------------------------------------------------------------------------------------------------------




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This Notice of Guaranteed Delivery must be signed by the holder(s) exactly as their name(s) appear(s) on the certificate(s) for the Old Notes or on a security position listing as the owner of the Old Notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery without alteration, enlargement or any change whatsoever. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      Please print name(s) and address(es)

Name(s):
        ------------------------------------------------------------------------
Capacity:
         -----------------------------------------------------------------------
Address(es):
            --------------------------------------------------------------------

--------------------------------------------------------------------------------

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         DO NOT SEND THE OLD NOTES WITH THIS FORM.  THE OLD NOTES SHOULD BE SENT
TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED
LETTER OF TRANSMITTAL.

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                                    GUARANTEE

                    (Not To Be Used for Signature Guarantee)

         The undersigned, a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program (each, an "Eligible Institution"), hereby (i) represents that the above-named persons are deemed to own the Old Notes tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (ii) represents that such tender of the Old Notes complies with Rule 14e-4, and (iii) guarantees that the Old Notes tendered are in proper form for transfer (pursuant to the procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures"), and that the Exchange Agent will receive (a) the Old Notes, or a Book-Entry Confirmation of the transfer of the Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility, and (b) a properly completed and duly executed Letter of Transmittal or facsimile thereof (or Agent's message) with any required signature guarantees and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the date of execution hereof.

         The Eligible Institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Letter of Transmittal and the Old Notes to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to the Eligible Institution.


Name of Firm:
             -------------------------------------------------------------------

Authorized Signature:
                     -----------------------------------------------------------

Title:
      --------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

(Zip Code)
          ----------------------------------------------------------------------

Area Code and Telephone Number:
                               -------------------------------------------------

Dated:                                   , 1998
      ----------------------------------



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